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                                 EXHIBIT 23.1


CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1998 except as to
Note 9, which is as of March 6, 1998, appearing on page 42 of Cypress Semiconductor Corporation's Annual Report on Form 10-K for the year ended December 29, 1997.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
San Jose, California
December 9, 1998